Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies.
Commitments and Contingencies

24. Commitments and Contingencies

Aircraft Orders

        At December 31, 2014, we had commitments to purchase 347 new aircraft and 17 new spare engines scheduled for delivery through 2022 with aggregate estimated total remaining payments (including adjustments for certain contractual escalation provisions) of approximately $21.6 billion. The majority of these commitments to purchase new aircraft and engines are based upon agreements with each of Boeing, Airbus, Embraer and Pratt and Whitney.

        The Boeing aircraft (models 737 and 787), the Airbus aircraft (models A320neo, A321neo, A321 and A350XWB), and the Embraer E-Jets E2 aircraft are primarily being purchased pursuant to the terms of purchase agreements executed by us and Boeing, Airbus, or Embraer. These agreements establish the pricing formulas (including adjustments for certain contractual escalation provisions) and various other terms with respect to the purchase of aircraft. Under certain circumstances, we have the right to alter the mix of aircraft types ultimately acquired. As of December 31, 2014, we had made non-refundable deposits on these purchase commitments (exclusive of capitalized interest and fair value adjustments) of approximately $456.8 million, $188.4 million, and $7.5 million with Boeing, Airbus, and Embraer, respectively.

        Management anticipates that a portion of the aggregate purchase price for the acquisition of aircraft will be funded by incurring additional debt. The amount of the indebtedness to be incurred will depend upon the final purchase price of the aircraft, which can vary due to a number of factors, including inflation.

        Movements in Prepayments on flight equipment (including related capitalized interest) during the period beginning February 5, 2014 and ending December 31, 2014 were as follows:

Successor
(Dollars in thousands)	Period beginning February 5, 2014 and ending December 31, 2014
Prepayments on flight equipment and capitalized interest at beginning of period	$—
AerCap Transaction	3,176,322
Prepayments made during the period	188,398
Interest capitalized during the period	69,268
Prepayments and capitalized interest applied against the purchase of flight equipment	(267,607)

Prepayments on flight equipment and capitalized interest at end of period	$3,166,381

Asset Value Guarantees

Successor

        ILFC had previously contracted to provide guarantees on a portion of the residual value of aircraft owned by third parties for a fee. These guarantees expire at various dates through 2023 and generally obligate us to pay the shortfall between the fair market value and the guaranteed value of the aircraft and, in certain cases, provide us with an option to purchase the aircraft for the guaranteed value. As of December 31, 2014, 13 guarantees were outstanding, of which three were exercised. In October 2014, we entered into agreements to sell two of those aircraft in 2015. Subsequent to December 31, 2014, two of the remaining outstanding asset value guarantees with an aggregate maximum exposure of $18.1 million were terminated by the guaranteed party. The terminations had no impact on our consolidated results or cash flows.

        Management regularly reviews the underlying values of the aircraft collateral to determine our exposure under asset value guarantees. We did not record any provisions for losses on asset value guarantees during period beginning February 5, 2014 and ending December 31, 2014.

        At December 31, 2014, the carrying value of the asset value guarantee liability was $133.5 million and was included in Accrued expenses, accounts payable and other liabilities on the Successor Consolidated Balance Sheet. The maximum aggregate potential commitment that we were obligated to pay under these guarantees, including those exercised, and without any offset for the projected value of the aircraft or other contractual features that may limit our exposure, was approximately $316.6 million.

Predecessor

        We have previously contracted to provide guarantees on a portion of the residual value of certain aircraft to financial institutions and other third parties for a fee, some of which are still outstanding. As of December 31, 2013, we provided ten such guarantees that had not yet been exercised. These guarantees expire at various dates through 2023 and generally obligate us to pay the shortfall between the fair market value and the guaranteed value of the aircraft and provide us with an option to purchase the aircraft for the guaranteed value. During the year ended December 31, 2013, we purchased five used aircraft under guarantees previously exercised, three of which we subsequently sold. We may purchase one additional aircraft during 2015 under a separate previously exercised guarantee. At December 31, 2013, the total reserves related to these asset value guarantees we have contracted to provide aggregated $125.5 million and the maximum aggregate potential commitment that we were obligated to pay under these guarantees, without any offset for the projected value of the aircraft or other features that may limit our exposure, was approximately $330.6 million.

        We did not record any provisions for losses on asset value guarantees for the period beginning January 1, 2014 and ending May 13, 2014. We recorded provisions for losses on asset value guarantees of $100.5 million related to six asset value guarantees during 2013 and $31.3 million related to three asset value guarantees during 2012.

        The Predecessor carrying balance of asset value guarantees, which consisted of unamortized deferred premiums and reserves, was $128.7 million at December 31, 2013 and was included in Accrued interest and other payables on the Predecessor Consolidated Balance Sheet.

Leases

        We have operating leases for office space extending through 2026. Rent expense was $11.1 million for the Successor period beginning February 5, 2014 and ending December 31, 2014. The leases provide for step rentals over the term and those rentals are considered in determining the amount of rent expense to be recorded on a straight-line basis over the term of the lease. Tenant improvement allowances received from lessors are capitalized and amortized in Selling, general and administrative expenses in our Consolidated Statements of Operations as a reduction of rent expense. Commitments for minimum rentals under the non-cancelable leases at December 31, 2014, are as follows:

Year Ended	Successor (Dollars in thousands)
2015	$13,855
2016	7,308
2017	7,355
2018	6,870
2019	5,356
Thereafter	27,827

Total(a)	$68,571

(a)	Minimum rentals have not been reduced by future minimum sublease rentals of $0.7 million under non-cancelable subleases.

Predecessor

        Rent expense was $6.7 million, $15.5 million, and $15.9 million for the period beginning January 1, 2014 and ending May 13, 2014, and for the years ended December 31, 2013 and 2012, respectively.

Contingencies

Legal Proceedings

Successor

        In the ordinary course of our business, we are a party to various legal actions, which we believe are incidental to the operations of our business. The Company regularly reviews the possible outcome of such legal actions, and accrues for such legal actions at the time a loss is probable and the amount of the loss can be estimated. In addition, the Company also reviews the applicable indemnities and insurance coverage. Based on information currently available, we believe the potential outcome of these cases, and our estimate of the reasonably possible losses exceeding amounts already recognized on an aggregated basis is immaterial to our consolidated financial condition, results of operations or cash flows.

        Yemen Airways-Yemenia:    ILFC is named in a lawsuit in connection with the 2009 crash of an Airbus A310-300 aircraft owned by ILFC and on lease to Yemen Airways-Yemenia, a Yemeni carrier ("Hassanati Action"). The Hassanati plaintiffs are families of deceased occupants of the flight and seek unspecified damages for wrongful death, costs, and fees. The Hassanati Action commenced in January 2011 and is pending in the United States District Court for the Central District of California. On February 18, 2014, the district court granted summary judgment in ILFC's favor and dismissed all of the Hassanati plaintiffs' remaining claims. The Hassanati plaintiffs have appealed the judgment. On August 29, 2014, a new group of plaintiffs filed a lawsuit against ILFC in the United States District Court for the Central District of California (the "Abdallah Action"). The Abdallah Action claims unspecified damages from ILFC on the same theory as does the Hassanati Action. We believe that ILFC has substantial defenses on the merits and is adequately covered by available liability insurance in respect of both the Hassanati Action and the Abdallah Action.

        Air Lease:    On April 24, 2012, ILFC and AIG filed a lawsuit in the Los Angeles Superior Court against ILFC's former CEO, Steven Udvar Hazy, Mr. Hazy's current company, Air Lease Corporation (ALC), and a number of ALC's officers and employees who were formerly employed by ILFC. The lawsuit alleges that Mr. Hazy and the former officers and employees, while employed at ILFC, diverted corporate opportunities from ILFC, misappropriated ILFC's trade secrets and other proprietary information, and committed other breaches of their fiduciary duties, all at the behest of ALC.

        The complaint seeks monetary damages and injunctive relief for breaches of fiduciary duty, misappropriation of trade secrets, unfair competition, and various other violations of state law.

        On August 15, 2013 ALC filed a cross-complaint against ILFC and AIG. Relevant to ILFC, ALC's cross-complaint alleges that ILFC entered into, and later breached, an agreement to sell aircraft to ALC. Based on these allegations, the cross-complaint asserts a claim against ILFC for breach of contract. The cross-complaint seeks significant compensatory and punitive damages. We believe we have substantial defenses on the merits and will vigorously defend ourselves against ALC's claims.

        On April 23, 2014, ILFC filed an amended complaint adding as a defendant Leonard Green & Partners, L.P. The complaint adds claims against Leonard Green & Partners, L.P. for aiding and abetting the individual defendants' breaches of their fiduciary duties and duty of loyalty to ILFC and for unfair competition.